                                                                     EXHIBIT 4.1

      Number                                                       Shares



                                 plumtree(TM)

                            PLUMTREE SOFTWARE, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFICATE IS TRANSFERABLE             SEE REVERSE FOR CERTAIN DEFINITIONS
IN CANTON, MA OR NEW YORK, NY                                  CUSIP 729400 10 4

    This Certifies that








    is the record holder of

   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

--------------------------- PLUMTREE SOFTWARE, INC. ----------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:



                              [SEAL APPEARS HERE]
 /s/ ERIC BORRMANN                                     /s/ JOHN KUNZE
CORPORATE SECRETARY                        CHIEF EXECUTIVE OFFICER AND PRESIDENT


++++++++++++++++++++++++++++++++++++ +++++++++++++++++++++++++++++++++++++++++++
    AMERICAN BANK NOTE COMPANY         PRODUCTION COORDINATOR: MARY TARTAGLIA
      65TH and SANSOM STREET                  PROOF OF NOVEMBER 15, 2000
         PHILADELPHIA, PA                             PLUMTREE
         (216) 764 8800                              H 68441 tc
 SALES:  M. BANDHU  (415) 843 8585                    OPERATOR
/HOME 45/LIVE JOBS/P/PLUMTREE 86441                     NEW
++++++++++++++++++++++++++++++++++++ +++++++++++++++++++++++++++++++++++++++++++

                                     COUNTERSIGNED AND REGISTERED
                                        EQUISERVE TRUST COMPANY, N.A.
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                                            AUTHORIZED SIGNATURE






PLU
                              [LOGO OF PLUMTREE]

                            PLUMTREE SOFTWARE, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFICATE IS TRANSFERABLE             SEE REVERSE FOR CERTAIN DEFINITIONS
IN CANTON, MA OR NEW YORK, NY                                  CUSIP 729400 10 4

    This Certifies that








    is the record holder of

   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

--------------------------- PLUMTREE SOFTWARE, INC. ----------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:



                              [SEAL APPEARS HERE]
 /s/ ERIC BORRMANN                                     /s/ JOHN KUNZE
CORPORATE SECRETARY                        CHIEF EXECUTIVE OFFICER AND PRESIDENT


++++++++++++++++++++++++++++++++++++ +++++++++++++++++++++++++++++++++++++++++++
    AMERICAN BANK NOTE COMPANY         PRODUCTION COORDINATOR: MARY TARTAGLIA
      65TH and SANSOM STREET                  PROOF OF NOVEMBER 15, 2000
         PHILADELPHIA, PA                             PLUMTREE
         (216) 764 8800                              H 68441 tc
 SALES:  M. BANDHU  (415) 843 8585                    OPERATOR
/HOME 45/LIVE JOBS/P/PLUMTREE 86441                     NEW
++++++++++++++++++++++++++++++++++++ +++++++++++++++++++++++++++++++++++++++++++


                                     COUNTERSIGNED AND REGISTERED
                                        EQUISERVE TRUST COMPANY, N.A.
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                     By                     AUTHORIZED SIGNATURE



    The Corporation shall furnish without charge to each stockholder who so request a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM   -- as tenants in common          UNIF GIFT MIN ACT --_______________Custodian_______________
TEN ENT   -- as tenants by the entireties                                    (Minor)
JT TEN    -- as joint tenants with rights                      under Uniform Gift to Minors
             of survivorship and not as                        act____________________________________
             tenants in common                                               (State)
                                           UNIF TRF MIN ACT  --__________Custodian State (Until Age_________)
                                                               _____________under Uniform Transfers
                                                                 (Minor)
                                                               to Minors Act__________________________
                                                                                      (State)

Additional abbreviations my also be used though not in the above list

   For Value Received, ________________________hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AN ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________
                                     X _________________________________________

                                     X _________________________________________
                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE REST OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By______________________________________________________________________________
THE SIGNATURE(S) MUST GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPORVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15

++++++++++++++++++++++++++++++++++++ +++++++++++++++++++++++++++++++++++++++++++
    AMERICAN BANK NOTE COMPANY         PRODUCTION COORDINATOR: MARY TARTAGLIA
      65TH and SANSOM STREET                  PROOF OF NOVEMBER 15, 2000
         PHILADELPHIA, PA                             PLUMTREE
         (216) 764 8800                              H 68441 tc
 SALES:  M. BANDHU  (415) 843 8585                    OPERATOR
/HOME 45/LIVE JOBS/P/PLUMTREE 86441                     NEW
++++++++++++++++++++++++++++++++++++ +++++++++++++++++++++++++++++++++++++++++++